UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 8, 2007

Date of Report (Date of earliest event reported)

NATIONAL CITY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10074	34-1111088

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1900 East Ninth Street, Cleveland, Ohio	44114-3484

(Address of principal executive offices)	(Zip Code)

(216) 222-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Effective January  1, 2007, National City Corporation implemented a reorganization of its management structure resulting in the following five reportable segments: Retail Banking, Commercial Banking – Regional, Commercial Banking – National, Mortgage Banking, and Asset Management. Reference is made to Exhibits 99.1 and 99.2 to this Form 8-K, filed herewith and incorporated herein by reference, that revise, respectively, the segment footnote to the audited financial statements in the annual report for the year ended December 31, 2006 to reflect the new reportable segments and to similarly revise the line of business results discussion in Management’s Discussion and Analysis of Financial Condition and Results of Operations.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Businesses Acquired: Not applicable

(b) Pro Forma Financial Information: Not applicable

(c) Shell Company Transactions: Not applicable

(d) Exhibits: 99.1 – Revised Note 27 to Consolidated Financial Statements

                      99.2 – Revised Line of Business Results in MD&A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National City Corporation
(Registrant)
Date: May 8, 2007	By:	/s/ David L. Zoeller
David L. Zoeller
Executive Vice President and General Counsel